UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 17, 2021

SPERO THERAPEUTICS, INC.

(Exact Name of registrant as specified in its charter)

Delaware	001-38266	46-4590683
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

675 Massachusetts Avenue, 14th Floor Cambridge, Massachusetts	02139
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (857) 242-1600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	SPRO	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On August 17, 2021, the stockholders of Spero Therapeutics, Inc. (the “Company”) approved amendments to the Company’s 2017 Stock Incentive Plan (as amended, the “2017 Plan”). The amendments provide for the following: (i) increases the number of shares of the Company’s common stock authorized for issuance under the 2017 Plan by 3,200,000 shares, (ii) removes the “evergreen” provision historically included in the 2017 Plan, and (iii) makes certain other amendments.

A detailed summary of the material features of the 2017 Plan is set forth in the Company’s definitive proxy statement for its 2021 Annual Meeting of Stockholders (the “Annual Meeting”) filed with the Securities and Exchange Commission on July 6, 2021. That summary and the foregoing description are qualified in their entirety by reference to the text of the 2017 Plan, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated in this Item 5.02 by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On August 17, 2021, the Company filed a Certificate of Amendment to its Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware to increase the number of shares of the Company’s common stock authorized for issuance from 60,000,000 shares to 120,000,000 shares (the “Charter Amendment”).

As disclosed in Item 5.07 of this Current Report on Form 8-K, the Charter Amendment was approved by the Company’s stockholders at the Annual Meeting held on August 17, 2021. The foregoing description of the Charter Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Charter Amendment, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated in this Item 5.03 by reference.

Item 5.07	Submission of Matters to a Vote of Stockholders

(a)     On August 17, 2021, the Company held its Annual Meeting. Of the 29,699,147 shares of common stock issued and outstanding and eligible to vote as of the record date of June 24, 2021, a quorum of 17,080,660 shares, or 57.51% of the outstanding shares, were present in person or by proxy.

(b)     The following actions were taken at the Annual Meeting:

1.     The following nominees were reelected to serve on the Company’s board of directors as Class I directors until the Company’s 2024 annual meeting of stockholders, based on the following votes:

Name	Votes For	Votes Withheld	Broker Non-Votes
Cynthia Smith	11,100,015	766,943	5,213,600
Scott Jackson	11,132,059	734,899	5,213,600
John C. Pottage, Jr., M.D.	10,982,622	884,336	5,213,600

2.     The selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021 was ratified, based on the following votes:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
16,861,057	111,263	108,238	0

3.     The amendments to the 2017 Plan were approved, based on the following votes:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
9,417,665	2,415,466	33,827	5,213,600

4.     The Charter Amendment was approved, based on the following votes:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
16,769,565	255,992	55,001	0

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

3.1	Certificate of Amendment to Spero Therapeutics, Inc.’s Amended and Restated Certificate of Incorporation, filed with the Secretary of State of the State of Delaware on August 17, 2021.

10.1	Spero Therapeutics, Inc. 2017 Stock Incentive Plan, as amended.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 18, 2021	SPERO THERAPEUTICS, INC.

	By:	/s/ Tamara Joseph
Tamara Joseph
Chief Legal Officer